UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2019

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On November 6, 2019, Healthpeak Properties, Inc., a Maryland corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the representatives of the several underwriters named therein (the “Underwriters”) relating to the sale by the Company (the “Offering”) of $750,000,000 aggregate principal amount of its 3.000% senior unsecured notes due 2030.  The net proceeds from the Offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $740,425,000, which the Company intends to use (i) to fund the redemption, prior to their stated maturity date, of all $350 million aggregate principal amount of its 4.000% Senior Notes due December 2022 that are outstanding, and the payment of accrued interest and related fees, premiums and expenses in connection therewith, and (ii) to repay outstanding borrowings under its revolving credit facility, to repay its outstanding commercial paper and/or for other general corporate purposes.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

No.	Description
1.1	Underwriting Agreement, dated November 6, 2019, by and among the Company and the representatives of the Underwriters.
99.1	Press Release, dated November 6, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHPEAK PROPERTIES, INC.
(Registrant)

Date: November 7, 2019	By:	/s/ Troy E. McHenry
	Name:	Troy E. McHenry
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

3